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                                                                    Exhibit 23

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference to the Company's previously filed Registration Statement on Form S-8 of our report dated June 28, 2000, relating to the consolidated financial statements of Boston Restaurant Associates, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended April 30, 2000.


                                               /s/ BDO Seidman, LLP
                                               ----------------------------
                                               BDO Seidman, LLP

Boston, Massachusetts
July 28, 2000